Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 1 of 16

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: MONITRONICS INTERNATIONAL, Inc, et al

Petition Date: June 30, 2019
CASE NUMBER: 19-33650

MONTHLY OPERATING REPORT – Notes for June 30, 2019 and July 2019

Note 1

Debtor-in-Possession Financial Statements - The accompanying schedules MOR-1 through MOR-9 and the supplemental exhibits contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("GAAP") in all material respects.

Note 2

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The unaudited financial statements have been derived from the books and records of the Debtors. The information presented herein has not been subject to all procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in the Monthly Operating Report includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with GAAP.

Note 3

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position or cash flows of the Debtors in the future.

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 2 of 16

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: MONITRONICS INTERNATIONAL, Inc, et al

Petition Date: June 30, 2019
CASE NUMBER: 19-33650

($ in thousands)

MONTHLY OPERATING REPORT SUMMARY FOR JUNE 30, 2019 and JULY 2019

MONTH	June 30, 2019	July 2019
REVENUES (MOR-6)	$ 42,518	$ 42,353
INCOME BEFORE INT, DEPREC./TAX (MOR-6)	22,012	27,575
NET INCOME (LOSS) (MOR-6)	(40,310)	(20,827)
PAYMENTS TO INSIDERS (MOR-9)	9	258
PAYMENTS TO PROFESSIONALS (MOR-9)	-	887
TOTAL DISBURSEMENTS (MOR-8)	$ -	$ 244,008

The **original** of this document **must be filed** with the United States Bankruptcy Court and a **copy must be sent** to the United States Trustee

REQUIRED INSURANCE MAINTAINED		*Beginning Date*	*EXP. Date*
Workers Comp	*YES(x) NO( )*	*8/31/2018*	*8/31/2019*
Commercial Liability	*YES(x) NO( )*	*8/31/2018*	*8/31/2019*
Automobile	*YES(x) NO( )*	*8/31/2018*	*8/31/2019*
Cyber Liability	*YES(x) NO( )*	*8/31/2018*	*8/31/2019*
Property	*YES(x) NO( )*	*8/31/2018*	*8/31/2019*
Directors and Officers	*YES(x) NO( )*	*8/31/2018*	*8/31/2019*
*D&O Tail**	*YES(x) NO( )*	*8/31/2018*	*8/31/2025*

ATTORNEY NAME:	Tad Davidson
FIRM:	Hunton Andrews Kurth LLP
ADDRESS:	600 Travis Street
ADDRESS:	Suite 4200
CITY, STATE ZIP:	**Houston, TX 77002**
TELEPHONE:	1.713.220.3810

	CIRCLE ONE	
Are all accounts receivable being collected within terms?	**(Yes)**	**No**
Are all post-petition liabilities, including taxes, being paid within terms?	**(Yes)**	**No**
Have any pre-petition liabilities been paid?	**(Yes)**	**No**
If so, describe: Paid in accordance with First Day Orders		
Are all funds received being deposited into DIP bank accounts?	**(Yes)**	**No**
Were any assets disposed of outside the normal course of business?	**Yes**	**(No)**
If so, describe: N/A		
Are all U. S. Trustee Quarterly Fee Payments current?	**(Yes)**	**No**
What is the status of your Plan of Reorganization ?		

The plan was confirmed on August 7, 2019.
The anticipated emergence is August 30, 2019.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED ______________________
(ORIGINAL SIGNATURE)

TITLE: **David Verret, Chief Accounting Officer**

**Policy Effective 6 years upon emergence from Bankruptcy*

MOR-1

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 3 of 16

CASE NAME: MONITRONICS INTERNATIONAL, Inc, et al CASE NUMBER: 19-33650
($ in thousands)

EXHIBIT A: COMPARATIVE BALANCE SHEETS

	Filing Date June 30, 2019	July 31, 2019
ASSETS		
Current assets:		
Cash and Cash Equivalents	$ 11,495	$ 23,779
Restricted Cash - Current	93	142
Accounts Receivable, less allowance for doubtful accounts	12,545	11,570
Prepaid expenses and other current assets	28,226	28,579
Intercompany Loans	-	-
Total Current assets	$ 52,359	$ 64,070
Property and equipment, net	36,940	36,880
Subscriber accounts, net of accumulated amortization	1,161,472	1,156,463
Deferred income tax asset	783	783
Operating lease right-of-use asset	19,521	19,521
Other Long Term Assets	18,649	18,271
Total Long-Term Assets	$ 1,237,365	$ 1,231,918
Total Assets	$ 1,289,724	$ 1,295,988
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts Payable	-	10,704
Accrued Payroll and related liabilities	-	6,298
Accrued expenses	3,795	18,818
Purchase holdbacks	-	12,636
Deferred Revenue	-	14,267
Interest Payable	-	1,242
Taxes Payable	-	1,646
Current portion of long-term debt [1]	181,400	205,000
Intercompany payables	-	-
Total Current Liabilities	$ 185,195	$ 270,611
Long-Term Liabilities		
Long-term debt, less current portion [2]	-	822,500
Other Long-term liabilities, less current portion	-	2,174
Holdback, Long Term	-	1,817
Operating lease liabilities	16,317	16,317
Fair Value of Derivative Financial Instruments	-	-
Total long-term Liabilities	$ 16,317	$ 842,808
Total Liabilities	$ 201,512	$ 1,113,419
Liabilities subject to compromise	1,767,076	888,551
Stockholders' equity:		
Accumulated other comprehensive gain/loss	$ 6,668	$ 6,668
Additional paid-in capital	436,734	436,762
Accumulated deficit	(1,122,266)	(1,149,412)
Total Stockholders' Equity	$ (678,864)	$ (705,982)
Total liabilities and stockholders' equity	$ 1,289,724	$ 1,295,988

Notes

[1] *DIP loan balance as of July 31, 2019*

[2] *July 31, 2019 Long-term debt is the Term Loan takeback debt contemplated in the plan of reorganization*

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 4 of 16 CASE NUMBER:19-33650 CASE NAME:MONITRONICSINTERNATIONAL, Inc,et al EXHIBIT A:COMPARATIVE BALANCE SHEETS Mon i tronics International, Inc. 06/30/19 Consolidated Securi ty Networks LLC U Servicer LiveWatch Securi ty,LLC Security Soluti ons,Inc. Monitronics Canada,Inc. P, nics ($ In thousands) ASSETS Current assets: Cash and Cash Equivalents Restricted Cash - Current Accounts Receivable,less allowance for doubtful accounts Prepaid expenses and other current assets Intercompany loans TotalCurrent assets Property and equipment,net Subscriber accounts, net of accumulated amortization Deferred Income tax asset Opeartlng lease right-of-use asset Other long Term Assets Totallong-Term Assets Total Assets UABUI TIES AND STOCKHOLDERS'EQUITY Current liabilities: Accounts Payable Accrued Payroll and related liabilities Accrued expenses Purchase holdbacks Deferred Revenue Interest Payable Taxes Payable Current portion of long-term debt Intercompany payables TotalCurrent Uabilitles Long-Term Liabilities long-term debt,less current portion I LLC $ 11,495 93 $ 10,387 93 $ $ $ $ $ 213 $ $ $ 895 12,545 28,226 12,413 28,226 132 - - - - - $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ 52,359 36,940 51,119 36,940 895 345 1,161,472 783 19,521 18,649 1,237 365 1, 289,724 1,147,972 783 19,521 18,649 1,223,865 1,274,984 13,500 - - - - - - - - $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ 135, 00 13 845 - 895 $ $ $ $ $ $ $ $ $ $ 3,795 3,795 181,400 181,400 $ 185 195 $ $ 185,195 $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ Other long-term liabilities,less current portion Holdback,long Term Operating leaseliabilities Fair Value of Derivative FinancialInstruments Long-term Liabilities TotalLiabilities Liabilities subject to compromise Stockholders' equity: Accumulated other comprehensive gain/loss Additionalpaid-in capital Accumulated deficit TotalStockholders'Equity Totalliabilities and stockholders' equity 16,317 16,317 $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ 16,317 20,1512 1,767,076 16,317 201,512 1,766,810 $ $ 266 - - 94, 229 (93,334) $ 6,668 436,734 (1,122,266) $ 6,668 104,361 (804, 367) $ $ $ - $ - 5,084 8,495 $ - $ - 233,060 $ (233,060) - $ - $ - $ - $ $ $ 895 $ $ $ (678,864) $ (693 338) 13,579 $ 1,289 724 $ 1 , 274,984 $ - $ - $ 895 $ - $ 1 3 845 $ - $ - $ Monitro Funding LP Monitronics Security LP MlServicer L nc. MIB Platinum

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 5 of 16 CASE NAME:MONITRONICS INTERNATIONAL,Inc,et al EXHIBIT A:COMPARATIVE BALANCE SHEETS CASE NUMBER:19-33650 Monitronics International, Inc. Platinum Security Solutions,Inc. 07/31/19 Consolidated Security Networks LLC liveWatch Security,LLC Monitronics Canada,Inc. MlServicer LP, LLC s ($ in thousands) ASSETS Current assets: Cash and Cash Equivalents Restricted Cash - Current Accounts Receivable,less allowance for doubtfulaccounts Prepaid expenses and other current assets Intercompany Loans TotalCurrent assets Property and equipment,net Subscriber accounts,net of accumulated amortization Deferred income tax asset Opearting lease right-of-use asset Other LongTerm Assets TotalLong-Term Assets TotalAssets UABIUTIES AND STOCKHOLDERS' EQUTI Y Current liabilities: Accounts Payable Accrued Payroll and related liabilitei s Accrued expenses Purchase holdbacks Deferred Revenue Interest Payable Taxes Payable Current portion of long-term debt Intercompany payables TotalCurrent Liabilities Long-Term liabilities Long-term debt,less current portion Other Long-term liabilities,less current portion Holdback,Long Term Operating lease liabilities Fair Value of Derivative FinancialInstruments Long-term Liabilities Totalliabiliti es liabilities subject to compromise Stockholders' equity: Accumulated other comprehensive gain/ol ss Additionalpaid-in capital Accumulated deficit Total Stockholders' Equity Totalliabilities and stockholders' equtiy Inc. $ $ $ $ $ $ $ $ $ $ 370 23,779 142 22,637 142 772 122 1 11,570 28,579 11,448 285, 78 $ $ $ $ $ $ $ 493 $ $ $ $ $ $ $ $ $ $ 772 $ $ 64,070 36,880 62,805 36, 880 $ 13,501 1,156,463 783 19,521 18,271 1,231918 1,295,988 1,142,962 783 19,521 18,271 $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ 13,501 13,994 1, 218,417 1, 28,1222 $ 772 $ $ $ $ $ $ $ $ $ $ 10,704 6, 298 18,818 12,636 14,267 1,242 1,646 205,000 10,704 6,298 18,811 12,509 14,134 1,242 1,646 205,000 7 127 133 $ $ $ $ $ $ $ 267 $ $ $ 270 611 270,344 - $ $ $ $ $ $ $ $ $ $ 822,500 2,174 1,817 16,317 822,500 2, 74 1,817 16,317 $ $ $ 842,808 1,113,152 8885, 51 $ $ $ $ $ $ $ $ $ $ $ $ $ 842,808 1,113,419 888,551 $ $ $ $ 267 $ $ $ $ $ $ $ $ $ $ - 6,668 436,762 (1,149,412) 6, 668 104, 746 (831, 895) (720,481) 1,281222 94,106 (93,334) 4,850 8,877 2330, 60 (233,060) (705,982) $ 1,295,988 $ $ $ $ $ $ $ 772 772 $ $ $ $ $ $ $ $ $ $ $ $ 13,727 13,994 Monitronics Funding LP Monit ronic Secur ity LP MI BU Servic er

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 6 of 16 CASE NUMBER:19-33650 CASE NAME:MONITRONICS INTERNATIONAL,Inc,et al ($ in thousands) 111 Schedule of Post-Petition liabilities is inclusive of prepetition amounts where court authority has been received to pay in full as of the month end date. 121 Payment Requires Court Approvalfor Debtor Professionals. MOR-4 June 30,2019 July 31,2019 SCHEDULE OF POST-PETITION LIABILITIES 111 Accounts Payable $ - $ 10 704 Uncomprised Secured and Post-Petition Debt 181400 1027 soo Accrued Interest Payable - Post Petition - 1242 Accrued Wages and Benefits - 6 298 Deferred Revenue - 14 267 OTHER ACCRUED LIABILITIES: Accrued Other ProfessionalFees 121 - 6,318 Accrued Dealers and Service Dealer Liabilities - 16 664 Accrued Taxes (franchise,property and sales tax) - 4 021 Accrued Other - 6 293 OperatinR: lease Liabilities IGAAP ASC 842 Entry) 20112 20112 TOTAL POST-PETITION LIABILITIES 201512 -1113 419

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 7 of 16 CASE NAME:MONITRONICS INTERNAllONAI., Inet al AGING OF POST-PETITION UABIUTIES MONTH:June 30, 2019 - AGING OF ACCOUNTS RECEIVABLE Notes MOR-5 -------------MONTH Jun-19 0-30 DAYS $ 9,020,005 31-60 DAYS 2,264,292 61-90 DAYS 1,221,639 91+ DAYS 2,882,676 TOTAL $ 15,388,612 ---- - TRADE ACCOUNTS PAYABLE Q-30 $ - 31-60 - 61-90 - 91+ - TOTAL $ - DAYS

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 8 of 16 CASE NAME:MONITRONICS INTERNATIONAL,Inc,et al AGING OF POST-PETITION LIABILITIES * MONTH:July 2019 $ 10,553,356 AGING OF ACCOUNTS RECEIVABLE - - - - - MONTH Jul-19 Notes *AP includes all payables including court approved pre-petition and post-petition payables MOR-5 0-30 DAYS $ 8,056,614 31-60 DAYS 2,196,077 61-90 DAYS 1,235,024 91+DAYS 2,796,798 TOTAL $ 14,284,513 ----------------DAYS TOTAL 0-30 31-60 147,500 61-90 1,268 91+ 1,903 TOTAL $ 10, 704,027

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 9 of 16 CASE NAME:MONITRONICS INTERNATIONAL,Inc,et al CASE NUMBER:19·33650 EXHIBIT B:STATEMENT OF INCOME (LOSS) ($In thousands) June 30,2019* July 1-31,2019 Revenues: TotalRevenue (T-2) Expenses: Total COS (T-3) SG&A Salaries (T-4) SG&A Expenses (T-5) Totaloperating expenses $ $ 42,353 10,128 3,989 661 $ $ 14,778 Income (loss) before lnt,Dep,Tax $ $ 27,575 Depreciation Amortization Interest Expense Income (loss) from operations 1,038 16,175 14,841 $ $ (4,479) Other income (expenses): Other income (expense) Reorganization & Restructuring expense Net income (loss) before income taxes 1 (16,129) $ $ (20,607) State/Federal Income Tax Expense 220 $ $ (20,827) Net income (loss) *The debtors filed after close of business on June 30,2019.

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 10 of 16 CASE NAME:MONITRONICS INTERNATIONAl.Inc,et11 CASE NUMBER:19·33650 EXHIBIT B:STATEMENT OF INCOME (LOSS) BY ENTITY ($In thousands} Mon1tronics Platmum Security International, Security MIBU Servi cer L1veWatch cer LP, cs June 30, 2019° _l_rlc. _21!_cunty anada,Inc. ri Fun g LP Revenues: TotalRevenue (T·2) s s s s s s s s s s Expenses: TotalCOS (T-3) SG&A Salaries (T-4) SG&A Expenses (T·S) Totaloperating expenses Income (loss) before lnt,DepT, ill Depredation Amortization Interest Expense Income (loss) from operations Other Income (ellpenses): Other Income (expense) Reorganization & Restructuring expense Net Income (loss) before Income tall Provision for Income taxes Net Income (loss) s s s s s s $ $ $ $ $ $ $ $ s $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ •The debtors filed after dose of business on June 30,2019. Solu tio ns,Inc. Ne tworks LLC __l _n_c. _ Monitronics Monitro ni Se cu ty LP din MlSe rvi l _C Moni tronics C

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 11of 16 CASE NAME:MONITRONICS INTERNATIONAL, Inc,et al CASE NUMBER:19-33650 EXHIBIT B:STATEMENT OF INCOME (LOSS) BY ENTITY ($In thousands} Monitronics International, Platinum Security Secunty Networks ll MIBU Servicer LiveWatch Security,LLC Momtronics Ml Servi , July 1-31,2019 Solutions,Inc. _<: ad LLC_ _ Revenues: TotalRevenue (T-2) $ 42,353 $ 41,918 $ $ $ $ $ 435 $ $ $ Expenses: TotalCOS (T-3) SG&A Salaries (T-4) SG&A Expenses (T-5) Totaloperating expenses Income (loss) before tnt,DepT, ax Depredat on Amortization Interest Expense Income (loss) from operations Other Income (expenses): Other income (expense) Reorganization & Restructuring expense Net Income (loss) before Income tax Provision for income taxes Net income (loss) 10,128 3,989 10,112 3,989 $ 16 661 639 $ 22 s s s s s s s s s 14,n8 27,575 1,038 16,175 14,841 14,740 27,178 1,038 16,159 14,841 $ s 38 397 s s s s s $ $ $ 16 $ (4,479) $ (4,860) $ $ $ 381 $ $ $ $ $ 1 (16,129) 1 (16,129) (20,607) $ 220 (20,827) $ (20,988) $ 220 (21,208) $ $ $ $ $ $ $ 381 $ $ $ $ $ $ $ $ $ $ 381 ·-- ln_c._ Monitronics Monitronics Security LP Funding LP cer LP

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 12 of 16

CASE NAME: MONITRONICS INTERNATIONAL, Inc, et al
CASE NUMBER: 19-33650

CASH RECEIPTS AND DISBURSEMENTS	7/1/2019-7/31/2019
Beginning Cash (Book)	$ 11,587,600
Receipts	46,341,598
Total Collections	46,341,598
Disbursements	
Wages and Benefits	5,310,298
Inventory, Interface/License & Marketing	5,856,155
Dealers and Service Dealers	11,911,911
Taxes	1,541,296
IT and Other Disbursements	5,353,334
Total Operating Disbursements	29,972,993
Operating Cash Flow	$ 16,368,605
Other Non-Operating Cash Flow	
Debt Service	(16,569,174)
Other Non-Operating Cash Flow	(10,181,873)
Restructuring Professional Fees [1]	(7,202,337)
Non-Operating Receipts / (Disbursements)	(33,953,384)
Cash Flow Before Revolver/DIP	(17,584,778)
Revolver Borrowing/Repayment	(181,400,000)
DIP Borrowing/Repayment	205,000,000
Change in Cash	6,015,222
Ending Cash (Book)	$ 17,602,822

[1] *Includes $6.318 million in professional fee escrow deposits*

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 13 of 16 CASE NAME:MONITRONICS INTERNATIONAL. Inc, et11 CASH ACCOUNT RECONOUATION MOII4

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 14 of 16 CASE NAME: MONITRONICS INTERNATIONAL. Inc. et al CASE NUMBER:19-33650 EXHIBIT C - BENEATING COMPANY CASH ACCOUNT RECONOUATION MONTH:July 2019 MOR-8

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 15 of 16 CASE NAME:MONITRONICS INTERNATIONAL, Inc,et al PAYMENTS TO INSIDERS AND PROFESSIONALS Of the totaldisbursements shown for the month,list the amount paid to insiders (as defined In Section101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also,for Insiders Identify the type of compensation paid (e.g.,salary,commission,bonus, etc.) (Attach additionalpages as necessary.) CASE NUMBER:18-36322 41.538 48 s s Notes: 1 1Pursuant to Gordner's employment agreement, Gordner was entitled to participate in the performance based restricted stock plan, whereby Restricted stock units were granted on March 19,1018 with o vesting schedule throuQh December 31, 1010. A portion of the units vested ond were released on June 30,1019, prior to the commencement of the chapter 11 cases. MOR-9 Name Position CompType June 30,2019 July 2019 Redacted Prestdent I CEOSala Redacted President I CEO Restricted Stock 1 1 9,127.83 - Redacted President I CEO MedicalBenefits - 884.86 Redacted SVP & Chief FinancialOfficer Salary - 29,480.78 Redacted SVP & Chief FinancialOfficer MedicalBenefits 884.86 Redacted Chief Operating Officer Salary - 27 692.32 Redacted Chief Operating Officer MedicalBenefits 187.70 Redacted Chief Strategy Officer Salary 25,000.00 Redacted Chief Strategy_Officer MedicalBenefits 884.86 Redacted Chief Information Officer Salary - 23,538.48 Redacted Chief Information Officer MedicalBenefits 884.86 Redacted Chief Information Officer 401(k) Match 610.58 Redacted Chief Sales Officer Salary - 22,692.34 Redacted Chief Sales Officer MedicalBenefits - 884.86 Redacted Chief Sales Officer 401(k) Match - 589.44 Redacted Chief Peojlie Officer Salary - 20,000.00 Redacted Chief People Officer Medical Benefits 884.86 Redacted Chief Customer Officer Salary - 18,076.94 Redacted Chief Customer Officer MedicalBenefits - 884.86 Redacted Chief Accounting Officer Salary 17,951.94 Redacted Chief Accounting Officer MedicalBenefits 884.86 Redacted Chief Accounting Officer 401(k) Match 470.92 Redacted Director,Customer Experience Salary 7 884.64 Redacted Director,Customer Experience 401(k) Match - 118.26 Redacted Director,Strategy & Product Salary - 7,846.18 Redacted Developer I Salary 6,120.00 Redacted Inventory & Product Preparation Salary 135.54 Redacted Customer Assistant Salary 494.02 Redacted Customer Assistant Other 500.93 TOTAL INSIDERS (MOR-1) $ g 127.83 $ 258008.37

Case 19-33650 Document 220 Filed in TXSB on 08/30/19 Page 16 of 16 PAYMENTS TO INSIDERS AND PROFESSIONAlS (Cont.) Notes: 111 Excludes $6.318 million In professionalfee escrow deposits MOR-9 Professionals Name June 30,2019 July 2019 Debtor Professionals Latham & Watkins s. s. King & Spalding . . Hunton Andrews Kurth . . FTIConsulting Moelis . Claims Agent: Prime Clerk . . TotalDebtor ProfesslonalsiZf . Revolver Group Professionals Cortland . 61,500 Arnold and Porter . 122,837 TotalRevolver Group Professionals . 184 337 DIP Provider Professionals Proskauer . 700,000 TotalDIP Provider Professionals . 700,000 Term Loan Professionals Jones Day . . Evercore . . TotalTerm loan Group Professionals . . Notes Professionals Stroock Stroock Lavan . . Houlihan Lokey . TotalNotes Professionals . . Other Professionals United States Trustee . 2,925 TOTAL PROFESSIONAlS (MOR-1) $ . $ 887 262